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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: June 3, 1996



                          Commission file number 1-1097



                        OKLAHOMA GAS AND ELECTRIC COMPANY
             (Exact name of registrant as specified in its charter)

                Oklahoma                                73-0382390
     (State or other jurisdiction of                 (I.R.S. Employer
      incorporation or organization)                Identification No.)


                               101 North Robinson
                                  P. O. Box 321
                       Oklahoma City, Oklahoma 73101-0321
                    (Address of principal executive offices)
                                   (Zip Code)

                                  405-553-3000
              (Registrant's telephone number, including area code)


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Item 5. Other Events
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         On May 30, 1996, the Company issued the following news release:


MOORE NAMED OG&E CHAIRMAN OF THE BOARD

     Oklahoma  City....Steven E. Moore,  Oklahoma Gas and Electric Company (NYSE
OGE) president and chief executive officer has been named chairman of the board by the company's Board of Directors. Moore succeeds James G. Harlow Jr., who resigned for health reasons.

     Moore, 50, is a 22 year veteran of OG&E having served in numerous management positions, including general counsel, vice president, senior vice president, president and chief operating officer and member of the Board of Directors. He was named chief executive officer at the May 16, 1996 meeting of the company's Board of Directors.

     Harlow stepped down as CEO in May after being diagnosed with cancer. He decided today's further action was appropriate following additional diagnosis and treatment since the May board meeting.


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Additional Information:
- -----------------------

     Subsequently, on June 1, 1996, James G. Harlow Jr., died as a result of cancer.

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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                               OKLAHOMA GAS AND ELECTRIC COMPANY
                                         (Registrant)





                             By       /s/ D. L. Young
                               ----------------------------------

                                          D. L. Young
                                          Controller

                               (On behalf of the registrant and in
                            his capacity as Chief Accounting Officer)

June 3, 1996